UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

February 17, 2009

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On February 17, 2009, Modine Manufacturing Company (the "Company" or "Modine") entered into the following agreements:

•
First Amendment to Credit Agreement and Waiver (the “First Amendment”) of the Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (main office Chicago)), a national banking association (“JPMorgan”), as Swing Line Lender, as LC Issuer and as Agent and Bank of America, N.A., M&I Marshall & Ilsley Bank, Wells Fargo Bank, N.A., Dresdner Bank AG, U.S. Bank, National Association and Comerica Bank (the “Lenders”);

•
Waiver and Second Amendment to Note Purchase Agreement (2006) (the “2006 Senior Note Amendment”) amending the Note Purchase Agreement dated as of December 7, 2006 (the “2006 Note Purchase Agreement”), as amended, pursuant to which the Company issued $50,000,000 of 5.68% Senior Notes, Series A due December 7, 2017 and $25,000,000 5.68% Senior Notes, Series B due December 7, 2018 (the “2006 Notes”); and

•
Waiver and Second Amendment to Note Purchase Agreement (2005) (the “2005 Senior Note Amendment”) amending the Note Purchase Agreement dated as of September 29, 2005 (the “2005 Note Purchase Agreement”), as amended, pursuant to which the Company issued $75,000,000 of 4.91% Senior Notes due September 29, 2015 (the “2005 Notes”).

The First Amendment, 2006 Senior Note Amendment and the 2005 Senior Note Amendment are referred to herein collectively as the “Amendments.”  The Company entered into the Amendments to waive certain events of default existing under the Credit Agreement, the 2006 Note Purchase Agreement and the 2005 Note Purchase Agreement at December 31, 2008 and amend other provisions of the Credit Agreement, the 2006 Note Purchase Agreement and the 2005 Note Purchase Agreement.

Under the First Amendment, the Company will pay interest rates of 300 additional basis points for any amounts outstanding.  Under the 2006 Senior Note Amendment, the Company will pay an interest rate of 10.75 percent on the 2006 Notes.  Under the 2005 Senior Note Amendment, the Company will pay an interest rate of 10.0 percent on the 2005 Notes.  If the Company obtains a credit rating of BBB flat or better, the interest rates will be immediately reduced by 2.50 percent for all senior notes.  The Company incurred total fees of $3,054,000 to the Lenders and holders of 2006 Notes and 2005 Notes in conjunction with the Amendments.  These fees will be capitalized and amortized over the life of the applicable agreements.

Pursuant to the terms of the Amendments:

•
The Company provided the Lenders and holders of the 2006 Notes and the 2005 Notes a blanket lien on all domestic assets, certain of the Company’s domestic subsidiaries are guaranteeing the Company’s outstanding borrowings, and 65 percent of the Company’s and the guarantors’ stock in foreign subsidiaries is pledged as collateral;

•
The existing quarterly leverage ratio and interest expense coverage ratio covenants are temporarily replaced by a minimum adjusted EBITDA level for the fourth quarter of fiscal 2009 and each quarter during fiscal 2010, with amended leverage and interest expense coverage ratio covenants becoming effective for the fourth quarter of fiscal 2010;

•
The Company will be required to make principal payments of $4,688,000 quarterly beginning December 29, 2011 on the 2005 Notes, principal payments of $3,125,000 quarterly beginning March 7, 2014 for the 2006 Notes, Series A, and principal payments of $1,563,000 quarterly beginning March 7, 2014 for the 2006 Notes, Series B;

•	The maturity date for the 2006 Notes, Series B will be December 7, 2017;

•
When the principal amount outstanding under the Credit Agreement exceeds $94,000,000, the Company will be required to prepay the outstanding indebtedness on the revolving credit facility and senior notes with aggregate U.S. cash balances that exceed $10,000,000 and aggregate foreign cash balances that exceed $20,000,000, subject to certain exceptions and timing requirements;

•
The Company will be permitted to incur up to 35,000,000 euros ($48,888,000 US equivalent) of additional indebtedness in its Original Equipment – Europe segment, and an additional aggregate $10,000,000 of other indebtedness, as that term is defined in the agreements.  The revolving credit facility aggregate commitment amount of $175,000,000 will be reduced up to a maximum of $15,000,000 for the amount by which the Original Equipment – Europe segment’s aggregate additional indebtedness, both outstanding and available lines of credit, exceeds 5,000,000 euros ($6,984,000 US equivalent);

•
The Company will be required to prepay its outstanding revolving credit facility and senior note borrowings and the $175,000,000 aggregate commitment for the revolving credit facility will be equally reduced by 100 percent of net proceeds from aggregate asset sales greater than $25,000,000 and by 50 percent of the net proceeds form certain capital stock transactions;

•
The Company is required to deposit $10,000,000 of cash collateral with JPMorgan Chase Bank, N.A. as security for unrealized losses on existing commodity derivatives where JPMorgan Chase Bank, N.A. is the counterparty;

•
Various other restrictive covenants are contained in the Amendments, including restrictions on dividend payments and acquisitions; the elimination of the previous $75,000,000 accordion feature in the Credit Agreement; provisions for the hiring of financial advisors; a limit on capital expenditures ($30,000,000 for the fiscal quarter ending March 31, 2009, $65,000,000 for the fiscal year ending March 31, 2010 and $70,000,000 for any fiscal year ending thereafter); and limitations on indebtedness other than pursuant to the Credit Agreement, the 2006 Note Purchase Agreement and the 2005 Note Purchase Agreement.

The following are the adjusted EBITDA levels that the Company must achieve beginning in the fourth quarter of fiscal 2009 to comply with the Amendments.  Adjusted EBITDA is defined as the Company’s (loss) earnings from continuing operations before interest expense and (benefit from) provision for income taxes, adjusted to exclude unusual, non-recurring or extraordinary non-cash charges and cash restructuring and repositioning charges not to exceed $14,000,000, and further adjusted to add back depreciation and amortization expense.

Fiscal Quarter	Minimum Consolidated Adjusted EBITDA
Fiscal quarter ending March 31, 2009, as calculated for the fiscal quarter then ending	- $25,000,000
Fiscal quarter ending June 30, 2009, as calculated for the two consecutive fiscal quarters then ending	- $22,000,000
Fiscal quarter ending September 30, 2009, as calculated for the three consecutive fiscal quarters then ending	- $14,000,000
Fiscal quarter ending December 31, 2009, as calculated for the four consecutive fiscal quarters then ending	$1,750,000
Fiscal quarter ending March 31, 2010, as calculated for the four consecutive fiscal quarters then ending	$35,000,000

The Company cannot permit the Leverage Ratio (the ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA for a rolling four quarters), determined as of the end of each fiscal quarter set forth below, to be greater than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter	Maximum Leverage Ratio
Fiscal quarter ending March 31, 2010	7.25 to 1.0
Fiscal quarter ending June 30, 2010	5.5 to 1.00
Fiscal quarter September 30, 2010	4.75 to 1.00
Fiscal quarter ending December 31, 2010	3.75 to 1.0
Fiscal quarters ending March 31, 2011 and June 30, 2011	3.50 to 1.0
Any fiscal quarter ending thereafter	3.0 to 1.0

In addition, the Company cannot permit the Interest Expense Coverage Ratio (the ratio of Consolidated Adjusted EBITDA to Consolidated Interest Expense for a rolling four quarters), determined as of the end of each fiscal quarter set forth below, to be less than the ratio set forth opposite such fiscal quarter as indicated below.  The interest expense coverage ratio covenant calculation was also changed in the Amendments to be calculated as the ratio of adjusted EBITDA to interest expense.

Fiscal Quarter	Minimum Interest Expense Coverage Ratio
Fiscal quarter ending March 31, 2010	1.50 to 1.0
Fiscal quarter ending June 30, 2010	2.00 to 1.00
Fiscal quarter September 30, 2010	2.50 to 1.00
Any fiscal quarter ending thereafter	3.00 to 1.0

The foregoing description of the Amendments is qualified in its entirety by the First Amendment to Credit Agreement and Waiver, the Waiver and Second Amendment to Note Purchase Agreement (2006) and the Waiver and Second Amendment to Note Purchase Agreement (2005), which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment dated as of February 17, 2009 to Amended and Restated Credit Agreement

10.2	Waiver and Second Amendment to Note Purchase Agreement (2006)

10.3	Waiver and Second Amendment to Note Purchase Agreement (2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By:	/s/ Thomas A. Burke
Thomas A. Burke
President and Chief Executive Officer

By:	/s/ Margaret C. Kelsey
Margaret C. Kelsey
Vice President, Corporate Development and General Counsel and Secretary

Date: February 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment dated as of February 17, 2009 to Amended and Restated Credit Agreement

10.2	Waiver and Second Amendment to Note Purchase Agreement (2006)

10.3	Waiver and Second Amendment to Note Purchase Agreement (2005)